PART X	Free Writing Prospectus Filed Pursuant to Rule 433 Registration Statement No. 333-177923 Dated February 4, 2014

- JPMorgan JPMCCI MGE Spring Wheat Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXMWER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) MGE Spring Wheat Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	119.49	31-Jan-2014
High	175.86	01-Feb-2013
Low	118.60	30-Jan-2014
Start	127.49	31-Dec-2013
End	119.49	31-Jan-2014

Risk Measures

Volatility	12.97%
Sharpe Ratio	-2.48
Maximum Drawdown	-32.56%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-32.13%
Number of Positive Months	2
Number of Negative Months	10

Return

Daily Return	0.75%
Month to Date Return	---
Quarter To Date Return	-4.83%
Year To Date Return	-4.83%
3 Month Return	-18.37%
6 Month Return	-21.03%
1 Year Return	-32.05%
3 Year Return	-38.21%
5 Year Return	-15.51%


Index Levels**
102
98
94
90
86
82
78
74
70
66
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-6.27	-1.04	---	---	---	---	---	---	---	---	---	---	-6.27

2013	—	-6.65	-3.14	5.62	-1.27	-3.83	-4.20	-2.56	-0.64	0.39	-4.39	-5.40	-28.45

[1] Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the Index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower then the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI MGE Spring Wheat Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXMWER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) MGE Spring Wheat Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with

(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI MGE Spring Wheat Excess Return Index	118.49	31-Jan-2014	-32.13%	-32.05%	2	12.87%	-2.48	-32.66%	--

Index Levels**


102
98
94
90
86
82
78
74
70
66
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


22%
20%
18%
16%
14%
12%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI MGE Spring Wheat Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JNCXMWPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) MGE Spring Wheat Price Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	607.67	31-Jan-2014
High	865.67	01-Feb-2013
Low	603.11	30-Jan-2014
Start	646.46	31-Dec-2013
End	607.67	31-Jan-2014

Risk Measures

Volatility	12.94%
Sharpe Ratio	-2.31
Maximum Drawdown	-30.33%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-29.87%
Number of Positive Months	2
Number of Negative Months	10

Return

Daily Return	0.75%
Month to Date Return	---
Quarter To Date Return	-4.59%
Year To Date Return	-4.59%
3 Month Return	-17.43%
6 Month Return	-19.16%
1 Year Return	-29.80%
3 Year Return	-39.60%
5 Year Return	-4.67%


Index Levels
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-6.00	-1.04	—	—	—	—	—	—	—	—	—	—	-6.00

2013	—	-8.05	-3.15	5.58	-1.18	-4.09	-4.03	-1.72	-0.41	0.57	-3.55	-9.35	-28.18

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.90% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

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- JPMorgan JPMCCI MGE Spring Wheat Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXMWPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) MGE Spring Wheat Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI MGE Spring Wheat Price Index	607.67	31-Jan-2014	-25.87%	-25.80%	2	12.54%	-2.31	-30.33%	--

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


22%
20%
18%
16%
14%
12%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI MGE Spring Wheat Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXMWTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) MGE Spring Wheat Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	260.91	31-Jan-2014
High	383.78	01-Feb-2013
Low	258.96	30-Jan-2014
Start	278.37	31-Dec-2013
End	260.91	31-Jan-2014

Risk Measures

Volatility	12.97%
Sharpe Ratio	-2.47
Maximum Drawdown	-32.52%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-32.09%
Number of Positive Months	2
Number of Negative Months	10

Return

Daily Return	0.75%
Month to Date Return	---
Quarter To Date Return	-4.83%
Year To Date Return	-4.83%
3 Month Return	-18.36%
6 Month Return	-21.00%
1 Year Return	-32.01%
3 Year Return	-38.09%
5 Year Return	-15.09%


Index Levels**
102
98
94
90
86
82
78
74
70
66
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-6.27	-1.04	---	---	---	---	---	---	---	---	---	---	-6.27

2013	—	-6.86	-3.10	5.63	-1.27	-3.82	-4.20	-2.56	-0.64	0.40	-4.38	-6.40	-28.45

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may

- JPMorgan JPMCCI MGE Spring Wheat Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXMWTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) MGE Spring Wheat Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI MGE Spring Wheat Total Return Index	200.91	31-Jan-2014	-32.09%	-32.01%	2	12.87%	-2.47	-32.62%	--

Index Levels**


102
98
94
90
86
82
78
74
70
66
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


22%
20%
18%
16%
14%
12%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYBOT Cocoa Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	Region	Multi Region	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	USD
Risk Method	None	Bloomberg ID	JMCXCCER	Reuters ID		Core Index	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cocoa Excess Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	54.67	31-Jan-2014
High	54.76	29-Jan-2014
Low	39.16	06-Mar-2013
Start	50.96	31-Dec-2013
End	54.67	31-Jan-2014

Risk Measures

Volatility	19.20%
Sharpe Ratio	1.54
Maximum Drawdown	-11.17%
Monthly Maximum Drawdown	-0.09%
Embedded Index Fee	—

Return Statistics

Annualized Return	29.47%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.08%
Month to Date Return	—
Quarter To Date Return	10.21%
Year To Date Return	10.21%
3 Month Return	9.39%
6 Month Return	25.68%
1 Year Return	29.38%
3 Year Return	-13.75%
5 Year Return	-13.75%


Index Levels**
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	7.20	0.28	—	—	—	—	—	—	—	—	—	—	7.20

2013	—	-3.30	1.76	8.19	-7.34	-1.45	6.16	5.43	8.04	1.86	3.58	-2.60	18.62

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

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- JPMorgan JPMCCI NYBOT Cocoa Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCCER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cocoa Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Cocoa Excess Return Index	54.67	31-Jan-2014	29.47%	29.38%	8	19.20%	1.54	-11.17%	-0 M -1 D

Index Levels**


130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


32%
30%
28%
26%
24%
22%
20%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Cocoa Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCCPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cocoa Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	2911.38	31-Jan-2014
High	2916.30	29-Jan-2014
Low	2056.08	08-Mar-2013
Start	2711.77	31-Dec-2013
End	2911.38	31-Jan-2014

Risk Measures

Volatility	19.21%
Sharpe Ratio	1.63
Maximum Drawdown	-11.04%
Monthly Maximum Drawdown	-0.09%
Embedded Index Fee	---

Return Statistics

Annualized Return	31.30%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.08%
Month to Date Return	---
Quarter To Date Return	10.30%
Year To Date Return	10.30%
3 Month Return	9.71%
6 Month Return	26.49%
1 Year Return	31.20%
3 Year Return	-13.26%
5 Year Return	6.66%


Index Levels**
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	7.36	9.28	---	---	---	---	---	---	---	---	---	---	7.36
2013	---	-3.38	1.87	8.86	-7.32	-1.32	6.23	5.89	8.96	1.62	3.80	-2.60	20.73

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

J.P.Morgan Welcome to J.P. Morgan Markets, DAP_TEST2-FOR PENETRATION TESTING DAP_TEST2 Log Out Contact Us Help My Quick Links Search Research and Analytics

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- JPMorgan JPMCCI NYBOT Cocoa Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCCPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cocoa Price Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Cocoa Price Index	2,911.38	31-Jan-2014	31.30%	31.20%	8	19.21%	1.63	-11.04%	-6 M -1 D



Index Levels**
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr



Drawdown
32%
30%
28%
26%
24%
22%
20%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCCTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cocoa Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	119.38	31-Jan-2014
High	119.58	29-Jan-2014
Low	85.48	06-Mar-2013
Start	111.29	31-Dec-2013
End	119.38	31-Jan-2014

Risk Measures

Volatility	19.20%
Sharpe Ratio	1.54
Maximum Drawdown	-11.17%
Monthly Maximum Drawdown	-0.09%
Embedded Index Fee	---

Return Statistics

Annualized Return	29.55%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-0.08%
Month to Date Return	---
Quarter To Date Return	10.21%
Year To Date Return	10.21%
3 Month Return	9.41%
6 Month Return	25.71%
1 Year Return	29.46%
3 Year Return	-18.75%
5 Year Return	-6.58%



Index Levels**
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	7.27	0.28	---	---	---	---	---	---	---	---	---	---	7.27

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2013	—	-3.29	1.78	8.20	-7.34	-1.45	6.18	5.44	8.04	1.56	3.55	-2.49	18.65

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 6% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYBOT Cocoa Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCCTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cocoa Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Cocoa Total Return Index	119.38	31-Jan-2014	29.56%	28.46%	8	18.20%	1.64	-11.17%	-6 M -1 D


Index Levels**
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr


Drawdown
32%
30%
28%
26%
24%
22%
20%
18%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Coffee Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKCER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Coffee Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	19.78	31-Jan-2014
High	28.08	01-Feb-2013
Low	16.59	06-Nov-2013
Start	17.55	31-Dec-2013
End	19.78	31-Jan-2014

Risk Measures

Volatility	25.56%
Sharpe Ratio	-0.95
Maximum Drawdown	-38.39%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-24.21%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	4.19%
Month to Date Return	---
Quarter To Date Return	11.99%
Year To Date Return	11.99%
3 Month Return	14.77%
6 Month Return	0.42%
1 Year Return	-24.15%
3 Year Return	-60.83%
5 Year Return	-28.14%


Index Levels**
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	12.71	8.89	---	---	---	---	---	---	---	---	---	---	12.71

2013	—	-4.55	-4.23	-3.37	-5.92	-6.81	-1.58	-4.08	-2.13	-7.19	2.12	-0.17	-30.77

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.

1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.

2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.

5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison

Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.

Price Date: The Price Date is the trading day immediately preceding the current day.

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.

Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.

Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.

Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.

Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.

Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.

Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.

Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.

Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above

Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

- JPMorgan JPMCCI NYBOT Coffee Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKCER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Coffee Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Coffee Excess Return Index	19.78	31-Jan-2014	-24.21%	-24.15%	3	25.56%	-0.96	-36.39%	--

Index Levels**


100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1M | 3M | 6M | 1Yr

Drawdown


30%
29%
28%
27%
26%
25%
24%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Coffee Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKCPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Coffee Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	126.79	31-Jan-2014
High	150.66	01-Feb-2013
Low	104.36	06-Nov-2013
Start	112.23	31-Dec-2013
End	126.79	31-Jan-2014

Risk Measures

Volatility	25.55%
Sharpe Ratio	-0.62
Maximum Drawdown	-30.73%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	—

Return Statistics

Annualized Return	-15.89%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	4.19%
Month to Date Return	—
Quarter To Date Return	12.22%
Year To Date Return	12.22%
3 Month Return	17.91%
6 Month Return	5.25%
1 Year Return	-15.85%
3 Year Return	-49.76%
5 Year Return	4.82%


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	12.97	8.89	—	—	—	—	—	—	—	—	—	—	12.97
2013	—	-2.90	-3.88	-1.80	-6.83	-6.28	-1.45	-2.86	-1.86	-6.96	4.89	-0.12	-23.06

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the fist trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmicreturns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

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- JPMorgan JPMCCI NYBOT Coffee Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKCPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Coffee Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Coffee Price Index	126.79	31-Jan-2014	-15.89%	-15.85%	3	25.66%	-0.62	-30.73%	--

Index Levels**



100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



30%
29%
28%
27%
26%
25%
24%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI NYBOT Coffee Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JNCXKCTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Coffee Total Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	43.21	31-Jan-2014
High	56.94	01-Feb-2013
Low	36.23	06-Nov-2013
Start	38.34	31-Dec-2013
End	43.21	31-Jan-2014

Risk Measures

Volatility	25.56%
Sharpe Ratio	-0.95
Maximum Drawdown	-36.36%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-24.17%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	4.19%
Month to Date Return	---
Quarter To Date Return	11.99%
Year To Date Return	11.99%
3 Month Return	14.79%
6 Month Return	0.45%
1 Year Return	-24.11%
3 Year Return	-60.55%
5 Year Return	-27.78%


Index Levels**
100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	12.71	8.85	---	---	---	---	---	---	---	---	---	---	12.71

2013	—	-4.54	-4.22	-3.36	-5.92	-8.80	-1.58	-4.03	-2.13	-7.19	2.12	-0.17	-30.73

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calender months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYBOT Coffee Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXKCTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Coffee Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Coffee Total Return Index	43.21	31-Jan-2014	-24.17%	-24.11%	2	25.56%	-0.95	-36.38%	--

Index Levels**


100
90
80
70
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


30%
29%
28%
27%
26%
25%
24%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Cotton Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCTER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cotton Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	41.28	31-Jan-2014
High	45.17	16-Aug-2013
Low	37.57	22-Nov-2013
Start	40.82	31-Dec-2013
End	41.28	31-Jan-2014

Risk Measures

Volatility	18.05%
Sharpe Ratio	0.04
Maximum Drawdown	-16.83%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.67%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.39%
Month to Date Return	---
Quarter To Date Return	1.60%
Year To Date Return	1.60%
3 Month Return	8.24%
6 Month Return	-0.27%
1 Year Return	0.67%
3 Year Return	-33.66%
5 Year Return	94.92%


Index Levels**
112
110
108
106
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	1.13	1.37	—	—	—	—	—	—	—	—	—	—	1.13

2013	—	2.48	3.63	-2.45	-7.27	4.21	1.34	-1.58	4.62	-10.15	0.40	5.87	8.60

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical Index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the Index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYBOT Cotton Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCTER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cotton Excess Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with
None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Cotton Excess Return Index	41.28	31-Jan-2014	0.67%	0.67%	7	18.05%	0.04	-16.83%	-

Index Levels**


110
106
102
98
94
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Cotton Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCTPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cotton Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	84.68	31-Jan-2014
High	92.06	16-Aug-2013
Low	77.27	22-Nov-2013
Start	83.91	31-Dec-2013
End	84.68	31-Jan-2014

Risk Measures

Volatility	18.00%
Sharpe Ratio	0.11
Maximum Drawdown	-16.06%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	—

Return Statistics

Annualized Return	2.02%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.39%
Month to Date Return	—
Quarter To Date Return	1.41%
Year To Date Return	1.41%
3 Month Return	9.01%
6 Month Return	0.20%
1 Year Return	2.02%
3 Year Return	-46.73%
5 Year Return	66.99%


Index Levels**
112
110
108
106
104
102
100
98
96
94
92
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.92	1.37	—	—	—	—	—	—	—	—	—	—	0.92
2013	—	3.20	3.61	-1.76	-7.32	3.84	1.27	-1.78	4.08	-10.30	1.64	5.80	10.62

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the index are reduced by a daily adjustment factor of 0.86% per annum which may have a considerable impact on the level of the index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

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- JPMorgan JPMCCI NYBOT Cotton Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCTPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cotton Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Cotton Price Index	84.68	31-Jan-2014	2.02%	2.02%	7	18.00%	0.11	-18.08%	–

Index Levels**


112
108
104
100
96
92
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI NYBOT Cotton Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JNCXCTTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cotton Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year — Start Date: dd-mmm-yyyy — End Date: dd-mmm-yyyy — OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	90.15	31-Jan-2014
High	98.62	16-Aug-2013
Low	82.03	22-Nov-2013
Start	89.13	31-Dec-2013
End	90.15	31-Jan-2014

Risk Measures

Volatility	18.05%
Sharpe Ratio	0.04
Maximum Drawdown	-16.82%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	0.73%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.39%
Month to Date Return	---
Quarter To Date Return	1.60%
Year To Date Return	1.60%
3 Month Return	8.25%
6 Month Return	-0.24%
1 Year Return	0.73%
3 Year Return	-33.53%
5 Year Return	95.88%


Index Levels*^
112
110
108
106
104
102
100
98
96
94
92
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	1.13	1.37	---	---	---	---	---	---	---	---	---	---	1.13

2013	—	2.49	3.63	-2.44	-7.26	4.21	1.35	-1.56	4.62	-10.14	0.41	5.87	8.66

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

hange this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

nalysis & Comparison
urrent Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
rice Date: The Price Date is the trading day immediately preceding the current day.
nnualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
eturn for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
est Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
nnualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

PMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYBOT Cotton Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCTTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Cotton Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Cotton Total Return Index	90.15	31-Jan-2014	0.73%	0.73%	7	16.05%	0.04	-16.82%	-

Index Levels**


110
106
102
98
94
90
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

○ 1M ○ 3M ○ 6M ◉ 1Yr

Drawdown


26%
25%
24%
23%
22%
21%
20%
19%
18%
17%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Orange Juice Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXJOER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Orange Juice Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	17.63	31-Jan-2014
High	19.35	30-May-2013
Low	14.74	22-Oct-2013
Start	17.23	31-Dec-2013
End	17.63	31-Jan-2014

Risk Measures

Volatility	28.17%
Sharpe Ratio	0.54
Maximum Drawdown	-23.84%
Monthly Maximum Drawdown	-0.16%
Embedded Index Fee	---

Return Statistics

Annualized Return	15.32%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	1.97%
Month to Date Return	---
Quarter To Date Return	3.29%
Year To Date Return	3.29%
3 Month Return	13.67%
6 Month Return	-1.87%
1 Year Return	15.28%
3 Year Return	-3.74%
5 Year Return	69.03%


Index Levels
126
122
118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.30	2.78	---	---	---	---	---	---	---	---	---	---	2.30

2013	—	8.28	5.72	4.96	7.71	-14.49	11.69	-4.84	-4.13	-8.07	13.97	-1.13	16.85

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such Index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYBOT Orange Juice Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class Commodity **Region** Multi Region **Strategy Style** Traditional Beta **Strategy Type** Access Beta **Currency** USD
Risk Method None **Bloomberg ID** JMCXJOER **Reuters ID** **Core Index** No

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Orange Juice Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods
Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with
None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Orange Juice Excess Return Index	17.83	31-Jan-2014	15.32%	15.28%	7	28.17%	0.54	-23.84%	--

Index Levels**


126
122
118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)
1M 3M 6M 1Yr

Drawdown


36%
34%
32%
30%
28%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYBOT Orange Juice Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JNCXJOPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Orange Juice Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	142.81	31-Jan-2014
High	153.32	30-May-2013
Low	118.47	22-Oct-2013
Start	139.61	31-Dec-2013
End	142.81	31-Jan-2014

Risk Measures

Volatility	28.11%
Sharpe Ratio	0.60
Maximum Drawdown	-22.73%
Monthly Maximum Drawdown	-0.16%
Embedded Index Fee	---

Return Statistics

Annualized Return	16.92%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	1.97%
Month to Date Return	---
Quarter To Date Return	3.29%
Year To Date Return	3.29%
3 Month Return	14.55%
6 Month Return	0.47%
1 Year Return	16.87%
3 Year Return	-16.79%
5 Year Return	90.85%


Index Levels<>
126
122
118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.30	2.76	—	—	—	—	—	—	—	—	—	—	2.30

2013	—	8.62	5.71	3.83	7.69	-14.62	11.80	-4.46	-4.12	-6.78	13.96	-0.35	18.37

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business[] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 8% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

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- JPMorgan JPMCCI NYBOT Orange Juice Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXJOPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Orange Juice Price Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Orange Juice Price Index	142.81	31-Jan-2014	16.92%	16.87%	7	28.11%	0.60	-22.73%	--



Index Levels**
126
122
118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr



Drawdown
36%
34%
32%
30%
28%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYBOT Orange Juice Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXJOTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Orange Juice Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	38.50	31-Jan-2014
High	42.25	30-May-2013
Low	32.18	22-Oct-2013
Start	37.64	31-Dec-2013
End	38.50	31-Jan-2014

Risk Measures

Volatility	28.17%
Sharpe Ratio	0.56
Maximum Drawdown	-23.83%
Monthly Maximum Drawdown	-9.16%
Embedded Index Fee	---

Return Statistics

Annualized Return	15.39%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	1.97%
Month to Date Return	---
Quarter To Date Return	3.30%
Year To Date Return	3.30%
3 Month Return	13.68%
6 Month Return	-1.84%
1 Year Return	15.34%
3 Year Return	-3.55%
5 Year Return	69.87%


Index Levels**
126
122
118
114
110
106
102
98
94
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.31	2.75	---	---	---	---	---	---	---	---	---	---	2.31

2013	—	6.27	5.73	4.98	7.72	-14.48	11.60	-4.64	-4.13	-6.07	13.98	-1.12	15.72

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying stategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYBOT Orange Juice Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXJOTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Orange Juice Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Orange Juice Total Return Index	38.50	31-Jan-2014	15.39%	15.34%	7	28.17%	0.55	-23.83%	--

Index Levels**


126
122
118
114
110
106
102
98
94
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


36%
34%
32%
30%
28%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYBOT Sugar Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXSBER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Sugar Excess Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	141.97	31-Jan-2014
High	182.07	01-Feb-2013
Low	135.10	29-Jan-2014
Start	148.71	31-Dec-2013
End	141.97	31-Jan-2014

Risk Measures

Volatility	15.47%
Sharpe Ratio	-1.43
Maximum Drawdown	-25.80%
Monthly Maximum Drawdown	-0.09%
Embedded Index Fee	---

Return Statistics

Annualized Return	-22.08%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	3.39%
Month to Date Return	---
Quarter To Date Return	-3.91%
Year To Date Return	-3.91%
3 Month Return	-12.61%
6 Month Return	-8.37%
1 Year Return	-22.03%
3 Year Return	-41.33%
5 Year Return	30.31%


Index Levels
100
96
92
88
84
80
76
72
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.54	3.23	---	---	---	---	---	---	---	---	---	---	-4.54

2013	—	-2.88	-3.56	-0.62	-5.85	-0.54	-0.96	-3.26	7.48	0.73	-5.29	-3.81	-20.72

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data

Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures

Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics

Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return

Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYBOT Sugar Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXSBER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Sugar Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Sugar Excess Return Index	141.97	31-Jan-2014	-22.08%	-22.03%	3	15.47%	-1.43	-25.80%	--

Index Levels**


100
96
92
88
84
80
76
72
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


22%
21%
20%
19%
18%
17%
16%
15%
14%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

- JPMorgan JPMCCI NYBOT Sugar Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXSBPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Sugar Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	15.93	31-Jan-2014
High	19.35	18-Oct-2013
Low	15.16	29-Jan-2014
Start	16.66	31-Dec-2013
End	15.93	31-Jan-2014

Risk Measures

Volatility	15.53%
Sharpe Ratio	-1.09
Maximum Drawdown	-21.68%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	-16.97%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	3.39%
Month to Date Return	---
Quarter To Date Return	-3.79%
Year To Date Return	-3.79%
3 Month Return	-12.46%
6 Month Return	-6.85%
1 Year Return	-16.93%
3 Year Return	-44.40%
5 Year Return	22.26%


Index Levels*^
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.41	3.23	---	---	---	---	---	---	---	---	---	---	-4.41
2013	---	-2.22	-3.99	0.27	-5.27	1.98	-0.89	-3.14	8.97	0.72	-5.33	-3.74	-15.45

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical

3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the

- JPMorgan JPMCCI NYBOT Sugar Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXSEPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Sugar Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Sugar Price Index	15.93	31-Jan-2014	-10.97%	-10.93%	4	15.03%	-1.09	-21.08%	--


Index Levels**
102
98
94
90
86
82
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13


Volatility(%)
1 M
3 M
6 M
1 Yr


Drawdown
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYBOT Sugar Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXSBTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Sugar Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	310.02	31-Jan-2014
High	397.37	01-Feb-2013
Low	296.02	29-Jan-2014
Start	324.74	31-Dec-2013
End	310.02	31-Jan-2014

Risk Measures

Volatility	15.47%
Sharpe Ratio	-1.42
Maximum Drawdown	-25.76%
Monthly Maximum Drawdown	-0.09%
Embedded Index Fee	---

Return Statistics

Annualized Return	-22.03%
Number of Positive Months	3
Number of Negative Months	9

Return

Daily Return	3.30%
Month to Date Return	---
Quarter To Date Return	-3.90%
Year To Date Return	-3.90%
3 Month Return	-12.60%
6 Month Return	-8.35%
1 Year Return	-21.98%
3 Year Return	-41.76%
5 Year Return	-41.76%


Index Levels**
100
96
92
88
84
80
76
72
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.53	3.23	---	---	---	---	---	---	---	---	---	---	-4.53

2013	—	-2.85	-3.97	-0.81	-5.85	-0.54	-0.95	-3.28	7.48	0.73	-5.29	-3.80	-20.87

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on the website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater then or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an Index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI NYBOT Sugar Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXSBTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYBOT Sugar Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYBOT Sugar Total Return Index	310.02	31-Jan-2014	-22.03%	-21.98%	3	15.47%	-1.42	-25.76%	--

Index Levels**


100
96
92
88
84
80
76
72
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1M ○ 3M ○ 6M ◉ 1Yr

Drawdown


22%
21%
20%
19%
18%
17%
16%
15%
14%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Crude Oil Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Crude Oil Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	588.95	31-Jan-2014
High	647.25	06-Sep-2013
Low	528.49	17-Apr-2013
Start	603.74	31-Dec-2013
End	588.95	31-Jan-2014

Risk Measures

Volatility	15.88%
Sharpe Ratio	-0.09
Maximum Drawdown	-12.48%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-1.37%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.93%
Month to Date Return	---
Quarter To Date Return	0.20%
Year To Date Return	0.20%
3 Month Return	0.44%
6 Month Return	-5.96%
1 Year Return	-1.36%
3 Year Return	-6.19%
5 Year Return	43.83%


Index Levels**
110
108
106
104
102
100
98
96
94
92
90
88
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.45	-0.41	---	---	---	---	---	---	---	---	---	---	-2.45

2013	—	-8.44	4.19	-2.93	-1.30	2.23	7.63	2.80	-2.77	-3.82	-2.93	4.39	8.23

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Crude Oil Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Crude Oil Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Crude Oil Excess Return Index	588.95	31-Jan-2014	-1.37%	-1.36%	7	15.88%	-0.09	-12.48%	--

Index Levels**


110
106
102
98
94
90
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


24%
23%
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Crude Oil Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCLR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Crude Oil Price Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	92.61	31-Jan-2014
High	104.00	28-Aug-2013
Low	86.28	17-Apr-2013
Start	95.81	31-Dec-2013
End	92.61	31-Jan-2014

Risk Measures

Volatility	15.87%
Sharpe Ratio	-0.30
Maximum Drawdown	-14.18%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	—

Return Statistics

Annualized Return	-4.80%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.93%
Month to Date Return	—
Quarter To Date Return	-0.62%
Year To Date Return	-0.62%
3 Month Return	-0.59%
6 Month Return	-8.61%
1 Year Return	-4.78%
3 Year Return	-3.30%
5 Year Return	94.05%


Index Levels**
108
106
104
102
100
98
96
94
92
90
88
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.34	-0.41	—	—	—	—	—	—	—	—	—	—	-3.34

2013	—	-5.39	4.38	-3.95	-1.41	3.15	7.07	1.97	-3.48	-3.97	-2.97	4.31	3.74

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 6% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYMEX Crude Oil Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Crude Oil Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Crude Oil Price Index	92.61	31-Jan-2014	-4.80%	-4.78%	6	15.87%	-0.30	-14.18%	--

Index Levels**


106
102
98
94
90
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1M ( ) 3M ( ) 6M (•) 1Yr

Drawdown


24%
23%
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Crude Oil Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCLTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Crude Oil Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	1285.80	31-Jan-2014
High	1412.78	06-Sep-2013
Low	1153.35	17-Apr-2013
Start	1318.04	31-Dec-2013
End	1285.80	31-Jan-2014

Risk Measures

Volatility	15.88%
Sharpe Ratio	-0.08
Maximum Drawdown	-12.46%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	---

Return Statistics

Annualized Return	-1.31%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-0.93%
Month to Date Return	---
Quarter To Date Return	0.20%
Year To Date Return	0.20%
3 Month Return	0.46%
6 Month Return	-5.93%
1 Year Return	-1.31%
3 Year Return	-6.01%
5 Year Return	44.55%


Index Levels**
110
108
106
104
102
100
98
96
94
92
90
88
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.45	-0.40	---	---	---	---	---	---	---	---	---	---	-2.45

2013	—	-5.44	4.20	-2.92	-1.30	2.23	7.83	2.90	-2.77	-3.82	-2.92	4.40	6.29

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

Use of Simulated Returns
Back-testing and other statistical analysis material that is provided in connection with the explanations of the potential returns of the securities linked to the Index use simulated analysis and hypothetical circumstances to estimate how it may have performed prior to its actual existence. The results obtained from such "back-testing" information should not be considered indicative of the actual results that might be obtained from an investment or participation in a financial instrument or transaction referencing the Index. J.P. Morgan provides no assurance or guarantee that the securities linked to the Index will operate or would have operated in the past in a manner consistent with these materials. The hypothetical, back-tested, historical levels presented herein have not been verified by an independent third party, and such hypothetical, back-tested, historical levels have inherent limitations. Alternative simulations, techniques, modeling or assumptions might produce significantly different results and prove to be more appropriate. Actual results will vary, perhaps materially, from the simulated returns presented in this website.

IRS Circular 230 Disclosure
We and our affiliates do not provide tax advice. Accordingly, any discussion of U.S. tax matters contained herein is not intended or written to be used, and cannot be used, in connection with the promotion, marketing or recommendation by anyone unaffiliated with J.P. Morgan of any of the matters address herein or for the purpose of avoiding U.S. tax-related penalties. Investment suitability must be determined individually for each investor, and the financial instruments described herein may not be suitable for all investors. This information is not intended to provide and should not be relied upon as providing accounting, legal, regulatory or tax advice. Investors should consult with their own advisors as to these matters.

This material is not a product of J.P. Morgan Research Departments

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Crude Oil Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXCLTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Crude Oil Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Crude Oil Total Return Index	1,286.80	31-Jan-2014	-1.31%	-1.31%	7	15.88%	-0.08	-12.40%	--


Index Levels**
110
106
102
98
94
90
86
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1M 3M 6M 1Yr


Drawdown
24%
23%
22%
21%
20%
19%
18%
17%
16%
15%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Gasoline Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXXBER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Gasoline Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1250.64	31-Jan-2014
High	1401.24	19-Feb-2013
Low	1180.50	17-Apr-2013
Start	1321.35	31-Dec-2013
End	1250.64	31-Jan-2014

Risk Measures

Volatility	18.73%
Sharpe Ratio	-0.44
Maximum Drawdown	-15.75%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---

Return Statistics

Annualized Return	-8.30%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-1.47%
Month to Date Return	---
Quarter To Date Return	-2.58%
Year To Date Return	-2.58%
3 Month Return	2.40%
6 Month Return	-6.62%
1 Year Return	-8.28%
3 Year Return	35.05%
5 Year Return	165.96%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-8.28	-0.38	—	—	—	—	—	—	—	—	—	—	-8.35

2013	—	-2.83	1.95	-8.95	-0.74	-0.34	10.07	1.46	-7.94	-0.48	2.91	3.40	6.25

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Gasoline Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXXBER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Gasoline Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Gasoline Excess Return Index	1,250.64	31-Jan-2014	-8.30%	-8.28%	7	18.73%	-0.44	-15.75%	–

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1M 3M 6M 1Yr

Drawdown


22%
21.6%
21.2%
20.8%
20.4%
20%
19.6%
19.2%
18.8%
18.4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Gasoline Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXXBPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Gasoline Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	270.80	31-Jan-2014
High	320.71	19-Feb-2013
Low	254.70	07-Nov-2013
Start	283.14	31-Dec-2013
End	270.80	31-Jan-2014

Risk Measures

Volatility	18.64%
Sharpe Ratio	-0.66
Maximum Drawdown	-20.58%
Monthly Maximum Drawdown	-9.13%
Embedded Index Fee	---

Return Statistics

Annualized Return	-12.26%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-1.47%
Month to Date Return	---
Quarter To Date Return	-1.65%
Year To Date Return	-1.65%
3 Month Return	4.69%
6 Month Return	-6.00%
1 Year Return	-12.23%
3 Year Return	3.81%
5 Year Return	119.10%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-4.38	-0.38	---	---	---	---	---	---	---	---	---	---	-4.38

2013	—	-1.05	0.08	-9.81	-1.04	-1.19	8.81	-1.07	-7.88	-0.15	3.07	4.49	1.48

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given Index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYMEX Gasoline Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCCXBPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Gasoline Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Gasoline Price Index	270.80	31-Jan-2014	-12.29%	-12.23%	6	18.84%	-0.66	-20.58%	--

Index Levels**


104
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown


21.6%
21.2%
20.8%
20.4%
20%
19.6%
19.2%
18.8%
18.4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Gasoline Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXXBTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Gasoline Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	2730.26	31-Jan-2014
High	3057.42	19-Feb-2013
Low	2576.14	17-Apr-2013
Start	2884.51	31-Dec-2013
End	2730.26	31-Jan-2014

Risk Measures

Volatility	18.73%
Sharpe Ratio	-0.44
Maximum Drawdown	-15.74%
Monthly Maximum Drawdown	-0.12%
Embedded Index Fee	---


Index Levels
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Return Statistics

Annualized Return	-8.25%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	-1.47%
Month to Date Return	---
Quarter To Date Return	-2.57%
Year To Date Return	-2.57%
3 Month Return	2.41%
6 Month Return	-8.60%
1 Year Return	-8.22%
3 Year Return	35.32%
5 Year Return	167.28%

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-5.95	-0.38	---	---	---	---	---	---	---	---	---	---	-5.95

2013	—	-2.82	1.96	-8.94	-0.74	-0.34	10.67	1.47	-7.84	-0.47	2.92	3.41	8.32

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYMEX Gasoline Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXBTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Gasoline Total Return Index

SUMMARY   ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year   Start Date: dd-mmm-yyyy   End Date: dd-mmm-yyyy   OK

Compare with: None   Reference Indices   Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Gasoline Total Return Index	2,730.26	31-Jan-2014	-8.26%	-8.22%	7	18.73%	-0.44	-16.74%	--

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M   3 M   6 M   1 Yr

Drawdown


22%
21.6%
21.2%
20.8%
20.4%
20%
19.6%
19.2%
18.8%
18.4%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Heating Oil Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	Region	Multi Region	Strategy Style	Traditional Beta	Strategy Type	Access Beta	Currency	USD
Risk Method	None	Bloomberg ID	JNCXHOER	Reuters ID		Core Index	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Heating Oil Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	387.66	31-Jan-2014
High	423.65	14-Feb-2013
Low	359.39	17-Apr-2013
Start	400.07	31-Dec-2013
End	387.66	31-Jan-2014

Risk Measures

Volatility	15.31%
Sharpe Ratio	-0.42
Maximum Drawdown	-15.17%
Monthly Maximum Drawdown	-8.11%
Embedded Index Fee	—

Return Statistics

Annualized Return	-6.50%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-1.10%
Month to Date Return	—
Quarter To Date Return	-0.51%
Year To Date Return	-0.51%
3 Month Return	2.47%
6 Month Return	-3.12%
1 Year Return	-6.48%
3 Year Return	5.21%
5 Year Return	65.45%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.10	-0.44	—	—	—	—	—	—	—	—	—	—	-3.10

2013	—	-3.72	0.56	-8.10	-1.59	2.07	8.37	2.26	-4.82	-0.06	2.25	1.08	1.13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

"" - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the Index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Heating Oil Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXHOER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Heating Oil Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

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Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Heating Oil Excess Return Index	387.88	31-Jan-2014	-8.50%	-8.48%	8	15.31%	-0.42	-15.17%	--

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr

Drawdown


20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Heating Oil Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXHOPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Heating Oil Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	293.76	31-Jan-2014
High	321.68	14-Feb-2013
Low	274.72	17-Apr-2013
Start	304.36	31-Dec-2013
End	293.76	31-Jan-2014

Risk Measures

Volatility	15.31%
Sharpe Ratio	-0.45
Maximum Drawdown	-14.59%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-6.90%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-1.10%
Month to Date Return	---
Quarter To Date Return	-0.87%
Year To Date Return	-0.87%
3 Month Return	2.00%
6 Month Return	-4.09%
1 Year Return	-6.88%
3 Year Return	5.57%
5 Year Return	116.94%


Index Levels**
104
102
100
98
96
94
92
90
88
86
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.48	-0.44	—	—	—	—	—	—	—	—	—	—	-3.48

2013	—	-3.96	1.30	-6.15	-1.68	2.17	6.43	2.21	-6.12	-0.27	2.29	0.97	0.39

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical Index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other Index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYMEX Heating Oil Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXHOPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Heating Oil Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Heating Oil Price Index	293.78	31-Jan-2014	-8.90%	-8.88%	8	15.31%	-0.45	-14.59%	--


Index Levels**
104
102
100
98
96
94
92
90
88
86
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr


Drawdown
20%
19%
18%
17%
16%
15%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Heating Oil Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXHOTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Heating Oil Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	846.41	31-Jan-2014
High	924.48	14-Feb-2013
Low	784.39	17-Apr-2013
Start	873.47	31-Dec-2013
End	846.41	31-Jan-2014

Risk Measures

Volatility	15.31%
Sharpe Ratio	-0.42
Maximum Drawdown	-15.15%
Monthly Maximum Drawdown	-8.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	-6.44%
Number of Positive Months	8
Number of Negative Months	4

Return

Daily Return	-1.10%
Month to Date Return	---
Quarter To Date Return	-0.50%
Year To Date Return	-0.50%
3 Month Return	2.48%
6 Month Return	-3.10%
1 Year Return	-6.42%
3 Year Return	5.42%
5 Year Return	66.27%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-3.10	-0.44	—	—	—	—	—	—	—	—	—	—	-3.10

2013	—	-3.72	0.87	-6.09	-1.68	2.07	6.37	2.26	-4.82	-0.06	2.26	1.06	1.19

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Heating Oil Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXHOTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Heating Oil Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Heating Oil Total Return Index	946.41	31-Jan-2014	-6.44%	-6.42%	8	15.21%	-0.42	-15.15%	--

Index Levels**


104
100
96
92
88
84
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


20%
19%
18%
17%
16%
15%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYMEX Natural Gas Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNGER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Natural Gas Excess Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	16.26	31-Jan-2014
High	17.14	29-Jan-2014
Low	12.33	04-Nov-2013
Start	14.57	31-Dec-2013
End	16.26	31-Jan-2014

Risk Measures

Volatility	28.66%
Sharpe Ratio	0.70
Maximum Drawdown	-27.23%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	19.99%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.67%
Month to Date Return	---
Quarter To Date Return	9.33%
Year To Date Return	9.33%
3 Month Return	29.58%
6 Month Return	25.29%
1 Year Return	19.93%
3 Year Return	-45.39%
5 Year Return	-74.73%


Index Levels**
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	11.01	0.88	—	—	—	—	—	—	—	—	—	—	11.61

2013	—	1.82	12.02	6.77	-6.98	-10.34	-2.29	2.40	-2.49	-3.79	7.46	6.00	5.91

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index

will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYMEX Natural Gas Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNGER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Natural Gas Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Natural Gas Excess Return Index	16.26	31-Jan-2014	19.99%	19.93%	7	28.86%	0.70	-27.23%	0 M -6 D

Index Levels**


120
110
100
90
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


38%
36%
34%
32%
30%
28%
26%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYMEX Natural Gas Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNGPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Natural Gas Price Index

SUMMARY   ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods   Export Complete Index History

Select Time Period: 1 Year   Start Date: dd-mmm-yyyy   End Date: dd-mmm-yyyy   OK

Selected Period: 01 February 2013 to 31 January 2014   Export Current Statistics

Index Level Data

	Level	Date
Current	4.65	31-Jan-2014
High	4.90	29-Jan-2014
Low	3.39	15-Feb-2013
Start	4.19	31-Dec-2013
End	4.65	31-Jan-2014

Risk Measures

Volatility	28.67%
Sharpe Ratio	1.23
Maximum Drawdown	-23.55%
Monthly Maximum Drawdown	-0.10%
Embedded Index Fee	—

Return Statistics

Annualized Return	35.37%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.67%
Month to Date Return	—
Quarter To Date Return	8.73%
Year To Date Return	8.73%
3 Month Return	29.10%
6 Month Return	32.06%
1 Year Return	35.26%
3 Year Return	2.62%
5 Year Return	-9.10%


Index Levels**
150
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	10.95	0.88	—	—	—	—	—	—	—	—	—	—	10.95

2013	—	4.63	13.82	7.53	-8.53	-9.84	-1.84	4.55	-1.06	-1.41	8.06	5.71	21.65

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the Index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the Index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the index. The performance of the index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

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- JPMorgan JPMCCI NYMEX Natural Gas Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNGPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Natural Gas Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Natural Gas Price Index	4.65	31-Jan-2014	35.37%	35.26%	7	28.67%	1.23	-23.65%	6 M -11 D

Index Levels**



150
140
130
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1 M | 3 M | 6 M | 1 Yr

Drawdown



38%
36%
34%
32%
30%
28%
26%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Natural Gas Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNGTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Natural Gas Total Return Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	34.59	31-Jan-2014
High	36.44	29-Jan-2014
Low	26.21	04-Nov-2013
Start	30.99	31-Dec-2013
End	34.59	31-Jan-2014

Risk Measures

Volatility	28.66%
Sharpe Ratio	0.70
Maximum Drawdown	-27.21%
Monthly Maximum Drawdown	-0.11%
Embedded Index Fee	---

Return Statistics

Annualized Return	20.00%
Number of Positive Months	7
Number of Negative Months	5

Return

Daily Return	0.67%
Month to Date Return	---
Quarter To Date Return	9.33%
Year To Date Return	9.33%
3 Month Return	29.60%
6 Month Return	25.32%
1 Year Return	20.00%
3 Year Return	-45.29%
5 Year Return	-74.61%


Index Levels**
120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	11.61	0.88	—	—	—	—	—	—	—	—	—	—	11.61

2014	11.01	0.66	—	—	—	—	—	—	—	—	—	—	[illegible]
2013	—	1.83	12.02	6.78	-8.87	-10.33	-2.29	2.40	-2.49	-3.78	7.47	6.01	5.88

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the Index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future [illegible]

that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

- JPMorgan JPMCCI NYMEX Natural Gas Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNGTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Natural Gas Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with ● None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Natural Gas Total Return Index	34.59	31-Jan-2014	20.06%	20.00%	7	28.66%	0.70	-27.21%	0 M -6 D

Index Levels**


120
110
100
90
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ● 1 Yr

Drawdown


38%
36%
34%
32%
30%
28%
26%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYMEX Palladium Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPAER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Palladium Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014 — Export Current Statistics

Index Level Data

	Level	Date
Current	448.20	31-Jan-2014
High	503.62	01-Apr-2013
Low	405.69	28-Jun-2013
Start	457.81	31-Dec-2013
End	448.20	31-Jan-2014

Risk Measures

Volatility	24.38%
Sharpe Ratio	-0.33
Maximum Drawdown	-19.44%
Monthly Maximum Drawdown	-8.18%
Embedded Index Fee	---

Return Statistics

Annualized Return	-7.99%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.52%
Month to Date Return	---
Quarter To Date Return	-3.70%
Year To Date Return	-3.70%
3 Month Return	-4.99%
6 Month Return	-4.13%
1 Year Return	-7.97%
3 Year Return	-16.87%
5 Year Return	243.67%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.10	-1.86	---	---	---	---	---	---	---	---	---	---	-2.10

2013	—	-1.72	4.09	-9.17	7.70	-12.33	9.94	-0.01	0.40	1.33	-2.08	-0.19	1.09

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater then or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the Index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each Index during the specified timeframe. Each Index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI NYMEX Palladium Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPAER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Palladium Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Palladium Excess Return Index	448.20	31-Jan-2014	-7.88%	-7.87%	6	24.38%	-0.33	-19.44%	--

Index Levels**


106
102
98
94
90
86
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


28%
27%
26%
25%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

- JPMorgan JPMCCI NYMEX Palladium Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPAPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Palladium Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	703.27	31-Jan-2014
High	783.96	01-Apr-2013
Low	633.25	26-Jun-2013
Start	718.30	31-Dec-2013
End	703.27	31-Jan-2014

Risk Measures

Volatility	24.39%
Sharpe Ratio	-0.29
Maximum Drawdown	-19.22%
Monthly Maximum Drawdown	-0.18%
Embedded Index Fee	---

Return Statistics

Annualized Return	-7.07%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.52%
Month to Date Return	---
Quarter To Date Return	-3.69%
Year To Date Return	-3.69%
3 Month Return	-4.77%
6 Month Return	-3.66%
1 Year Return	-7.05%
3 Year Return	-14.35%
5 Year Return	264.06%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.09	-1.86	---	---	---	---	---	---	---	---	---	---	-2.09

2013	—	-1.50	4.59	-9.16	7.99	-12.33	9.96	-0.36	0.46	1.34	-2.34	-0.19	2.13

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

* - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the Index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the Index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic-return calculations, logarithmic-returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

+ Expand/Collapse Index Navigation

- JPMorgan JPMCCI NYMEX Palladium Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPAPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Palladium Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Palladium Price Index	703.27	31-Jan-2014	-7.07%	-7.05%	8	24.39%	-0.29	-19.22%	--

Index Levels**


106
102
98
94
90
86
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


28%
27%
26%
25%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Palladium Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPATR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Palladium Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	978.55	31-Jan-2014
High	1099.09	01-Apr-2013
Low	885.48	26-Jun-2013
Start	999.50	31-Dec-2013
End	978.55	31-Jan-2014

Risk Measures

Volatility	24.38%
Sharpe Ratio	-0.33
Maximum Drawdown	-19.44%
Monthly Maximum Drawdown	-0.18%
Embedded Index Fee	---

Return Statistics

Annualized Return	-7.94%
Number of Positive Months	6
Number of Negative Months	6

Return

Daily Return	-0.52%
Month to Date Return	---
Quarter To Date Return	-3.70%
Year To Date Return	-3.70%
3 Month Return	-4.97%
6 Month Return	-4.10%
1 Year Return	-7.92%
3 Year Return	-16.70%
5 Year Return	245.37%


Index Levels**
106
104
102
100
98
96
94
92
90
88
86
84
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-2.10	-1.88	---	---	---	---	---	---	---	---	---	---	-2.10

2014	-2.19	-1.80	—	—	—	—	—	—	—	—	—	—	-2.19
2013	—	-1.71	4.60	-5.16	7.71	-12.33	5.54	-0.80	0.46	1.33	-2.57	-0.18	1.15

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the index. There is no guarantee that the index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI NYMEX Palladium Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPATR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Palladium Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

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(•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Palladium Total Return Index	978.55	31-Jan-2014	-7.84%	-7.92%	6	24.38%	-0.33	-19.44%	--

Index Levels**


106
102
98
94
90
86
82
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1M ( ) 3M ( ) 6M (•) 1Yr

Drawdown


28%
27%
26%
25%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Platinum Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Platinum Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods — Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	298.87	31-Jan-2014
High	380.91	06-Feb-2013
Low	285.41	26-Jun-2013
Start	298.45	31-Dec-2013
End	298.87	31-Jan-2014

Risk Measures

Volatility	20.44%
Sharpe Ratio	-0.95
Maximum Drawdown	-25.07%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-19.32%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.48%
Month to Date Return	---
Quarter To Date Return	-2.06%
Year To Date Return	-2.06%
3 Month Return	-5.50%
6 Month Return	-5.68%
1 Year Return	-19.27%
3 Year Return	-27.70%
5 Year Return	34.40%


Index Levels**
104
102
100
98
96
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92
90
88
86
84
82
80
78
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.14	-2.99	---	---	---	---	---	---	---	---	---	---	0.14

2013	—	-5.48	-0.78	-4.28	-3.00	-8.59	0.07	6.85	-7.72	2.55	-5.49	0.10	-11.79

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the Index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

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- JPMorgan JPMCCI NYMEX Platinum Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPLER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Platinum Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Platinum Excess Return Index	296.87	31-Jan-2014	-19.32%	-19.27%	4	20.44%	-0.95	-25.07%	--

Index Levels[(1)]


104
100
96
92
88
84
80
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


21.8%
21.4%
21%
20.6%
20.2%
19.8%
19.4%
19%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

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- JPMorgan JPMCCI NYMEX Platinum Price Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Platinum Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	1375.70	31-Jan-2014
High	1736.61	06-Feb-2013
Low	1307.40	26-Jun-2013
Start	1373.80	31-Dec-2013
End	1375.70	31-Jan-2014

Risk Measures

Volatility	20.44%
Sharpe Ratio	-0.91
Maximum Drawdown	-24.72%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.54%
Number of Positive Months	5
Number of Negative Months	7

Return

Daily Return	-0.48%
Month to Date Return	---
Quarter To Date Return	-2.06%
Year To Date Return	-2.06%
3 Month Return	-5.26%
6 Month Return	-5.23%
1 Year Return	-18.49%
3 Year Return	-25.48%
5 Year Return	42.78%



Index Levels**
104
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76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.14	-2.39	—	—	—	—	—	—	—	—	—	—	0.14

https://na-markets.jpmorgan.com/tradableindices/home/HomeAction.html | Feedback

2013	—	-5.48	-0.57	-4.28	-3.00	-8.35	6.66	6.65	-7.82	2.06	-5.48	0.35	-10.90

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

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- JPMorgan JPMCCI NYMEX Platinum Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPLPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Platinum Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Platinum Price Index	1,375.70	31-Jan-2014	-18.54%	-18.49%	5	20.44%	-0.91	-24.72%	-


Index Levels**
104
100
96
92
88
84
80
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

1M | 3M | 6M | 1Yr


Drawdown
22%
21.6%
21.2%
20.8%
20.4%
20%
19.6%
19.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI NYMEX Platinum Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPLTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Platinum Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	652.54	31-Jan-2014
High	831.22	06-Feb-2013
Low	622.98	26-Jun-2013
Start	651.62	31-Dec-2013
End	652.54	31-Jan-2014

Risk Measures

Volatility	20.44%
Sharpe Ratio	-0.94
Maximum Drawdown	-25.05%
Monthly Maximum Drawdown	-0.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-19.27%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	-0.48%
Month to Date Return	---
Quarter To Date Return	-2.05%
Year To Date Return	-2.05%
3 Month Return	-5.48%
6 Month Return	-5.66%
1 Year Return	-19.22%
3 Year Return	-27.56%
5 Year Return	35.07%


Index Levels**
104
102
100
98
96
94
92
90
88
86
84
82
80
78
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	0.14	-2.39	—	—	—	—	—	—	—	—	—	—	0.14

2013	—	-5.46	-0.77	-4.28	-3.00	-6.56	6.66	6.85	-7.72	2.56	-6.46	0.10	-11.74

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical index levels and not the actual index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the Index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart.

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI NYMEX Platinum Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPLTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) NYMEX Platinum Total Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI NYMEX Platinum Total Return Index	882.84	31-Jan-2014	-19.27%	-19.22%	4	20.44%	-0.94	-28.08%	--

Index Levels**


104
100
96
92
88
84
80
76
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


21.6%
21.2%
20.8%
20.4%
20%
19.6%
19.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Non-Energy Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNEER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Non-Energy Excess Return Index

SUMMARY | ANALYSIS & COMPARISONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 31 January 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	147.78	31-Jan-2014
High	182.12	04-Feb-2013
Low	147.62	30-Jan-2014
Start	149.29	31-Dec-2013
End	147.78	31-Jan-2014

Risk Measures

Volatility	11.29%
Sharpe Ratio	-1.67
Maximum Drawdown	-18.94%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.90%
Number of Positive Months	4
Number of Negative Months	8

Return

Daily Return	0.11%
Month to Date Return	---
Quarter To Date Return	-1.26%
Year To Date Return	-1.26%
3 Month Return	-3.74%
6 Month Return	-2.47%
1 Year Return	-18.85%
3 Year Return	-24.47%
5 Year Return	31.46%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Selected Start Date: 02-01-2013 Selected End Date: 01-31-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.01	-0.54	---	---	---	---	---	---	---	---	---	---	-1.01

2013	—	-4.87	-2.01	-3.85	-0.35	-0.07	0.58	3.74	-1.47	-0.58	-2.09	-0.58	-10.10

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return Index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI Non-Energy Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNEER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Non-Energy Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with: ◉ None ○ Reference Indices ○ Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Non-Energy Excess Return Index	148.32	03-Feb-2014	-18.47%	-18.60%	4	11.27%	-1.64	-18.94%	--


Index Levels**
100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

○ 1 M ○ 3 M ○ 6 M ◉ 1 Yr


Drawdown
13.2%
12.8%
12.4%
12%
11.6%
11.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

(1) Calculation descriptions

- JPMorgan JPMCCI Non-Energy Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNEPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Non-Energy Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	208.08	03-Feb-2014
High	257.94	01-Feb-2013
Low	207.13	30-Jan-2014
Start	209.33	31-Dec-2013
End	208.08	03-Feb-2014

Risk Measures

Volatility	11.31%
Sharpe Ratio	-1.70
Maximum Drawdown	-19.70%
Monthly Maximum Drawdown	-0.08%
Embedded Index Fee	---

Return Statistics

Annualized Return	-19.24%
Number of Positive Months	4
Number of Negative Months	9

Return

Daily Return	0.35%
Month to Date Return	---
Quarter To Date Return	-0.86%
Year To Date Return	-0.86%
3 Month Return	-2.99%
6 Month Return	-1.38%
1 Year Return	-19.33%
3 Year Return	-24.72%
5 Year Return	38.31%


Index Levels**
102
100
98
96
94
92
90
88
86
84
82
80
78
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-0.94	-0.19	---	---	---	---	---	---	---	---	---	---	-0.59
2013	---	-4.99	-1.91	-4.24	-0.19	-7.88	0.41	3.91	-1.32	-0.60	-2.19	-0.88	-16.85

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical,

6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term sheet or pricing supplement, and any other documents that J.P. Morgan will file with the SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan, any agent, or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement and term sheet or pricing supplement, if you so request by calling toll-free (800) 576-3529.

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- JPMorgan JPMCCI Non-Energy Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNEPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Non-Energy Price Index

SUMMARY ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with

None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Non-Energy Price Index	208.08	03-Feb-2014	-19.24%	-19.33%	4	11.31%	-1.70	-19.70%	--

Index Levels**


102
98
94
90
86
82
78
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


13.6%
13.2%
12.8%
12.4%
12%
11.6%
11.2%
Feb 13 Apr 13 Jun 13 Aug 13 Oct 13 Dec 13 Feb 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

- JPMorgan JPMCCI Non-Energy Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNETR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Non-Energy Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period: 1 Year Start Date: dd-mmm-yyyy End Date: dd-mmm-yyyy OK

Selected Period: 01 February 2013 to 03 February 2014 Export Current Statistics

Index Level Data

	Level	Date
Current	323.85	03-Feb-2014
High	397.43	04-Feb-2013
Low	322.33	30-Jan-2014
Start	325.96	31-Dec-2013
End	323.85	03-Feb-2014

Risk Measures

Volatility	11.29%
Sharpe Ratio	-1.63
Maximum Drawdown	-18.90%
Monthly Maximum Drawdown	-0.07%
Embedded Index Fee	---

Return Statistics

Annualized Return	-18.42%
Number of Positive Months	4
Number of Negative Months	9

Return

Daily Return	0.36%
Month to Date Return	---
Quarter To Date Return	-0.90%
Year To Date Return	-0.90%
3 Month Return	-3.38%
6 Month Return	-2.09%
1 Year Return	-18.51%
3 Year Return	-24.04%
5 Year Return	32.59%


Index Levels
102
100
98
96
94
92
90
88
86
84
82
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	-1.01	-0.18	---	---	---	---	---	---	---	---	---	---	-0.65

2013	—	-4.86	-2.00	-3.84	-0.34	-6.87	0.09	3.76	-1.47	-0.86	-2.66	-0.57	-16.08

(1) Calculation descriptions

The first twelve columns reflect the performance of the Index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such Index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above.
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI Non-Energy Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXNETR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Non-Energy Total Return Index

SUMMARY   ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year   Start Date: dd-mmm-yyyy   End Date: dd-mmm-yyyy   OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Non-Energy Total Return Index	323.85	03-Feb-2014	-18.42%	-18.51%	4	11.29%	-1.63	-18.90%	–

Index Levels**


100
96
92
88
84
80
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


13.2%
12.8%
12.4%
12%
11.6%
11.2%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

(1) Calculation descriptions

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- JPMorgan JPMCCI Precious Metals Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

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Asset Class	Commodity	**Region**	MultiRegion	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPMER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Precious Metals Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods Export Complete Index History

Select Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	147.64	03-Feb-2014
High	204.26	06-Feb-2013
Low	141.24	19-Dec-2013
Start	142.55	31-Dec-2013
End	147.64	03-Feb-2014

Risk Measures

Volatility	23.54%
Sharpe Ratio	-1.16
Maximum Drawdown	-30.85%
Monthly Maximum Drawdown	-8.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-27.27%
Number of Positive Months	4
Number of Negative Months	9

Return

Daily Return	1.52%
Month to Date Return	---
Quarter To Date Return	1.32%
Year To Date Return	1.32%
3 Month Return	-5.53%
6 Month Return	-4.03%
1 Year Return	-27.40%
3 Year Return	-14.46%
5 Year Return	40.87%



Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.02	0.38	---	---	---	---	---	---	---	---	---	---	3.87

2013	—	-5.83	0.77	-8.89	-6.58	-12.12	6.15	8.17	-5.40	0.08	-6.02	-3.56	-29.19

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.

Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

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- JPMorgan JPMCCI Precious Metals Excess Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPMER	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Precious Metals Excess Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year | Start Date dd-mmm-yyyy | End Date dd-mmm-yyyy | OK

Compare with: None | Reference Indices | Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Precious Metals Excess Return Index	147.64	03-Feb-2014	-27.27%	-27.40%	4	23.54%	-1.16	-30.86%	--



Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

1 M | 3 M | 6 M | 1 Yr



Drawdown
24%
23%
22%
21%
20%
19%
18%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Precious Metals Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPMPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Precious Metals Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	320.30	03-Feb-2014
High	440.40	06-Feb-2013
Low	308.20	19-Dec-2013
Start	309.03	31-Dec-2013
End	320.30	03-Feb-2014

Risk Measures

Volatility	23.55%
Sharpe Ratio	-1.14
Maximum Drawdown	-30.47%
Monthly Maximum Drawdown	-8.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-26.83%
Number of Positive Months	4
Number of Negative Months	9

Return

Daily Return	1.52%
Month to Date Return	---
Quarter To Date Return	1.38%
Year To Date Return	1.38%
3 Month Return	-5.36%
6 Month Return	-3.80%
1 Year Return	-26.95%
3 Year Return	-12.69%
5 Year Return	46.50%


Index Levels***
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.09	0.38	---	---	---	---	---	---	---	---	---	---	3.65

2013	---	-5.81	0.85	-5.87	-5.51	-12.08	6.28	8.21	-5.40	0.05	-5.91	-3.57	-28.65

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical Index levels and not actual Index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business]] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day.
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual Index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical Index levels and not actual Index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the Index begins to decline to the first day on which the level of the Index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the Index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawndown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before

- JPMorgan JPMCCI Precious Metals Price Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPMPI	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Precious Metals Price Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period 1 Year Start Date dd-mmm-yyyy End Date dd-mmm-yyyy OK

Compare with None Reference Indices Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Precious Metals Price Index	320.30	03-Feb-2014	-20.83%	-20.95%	4	23.66%	-1.14	-30.47%	--

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

1 M 3 M 6 M 1 Yr

Drawdown


24%
23%
22%
21%
20%
19%
18%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

- JPMorgan JPMCCI Precious Metals Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPMTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Precious Metals Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods | Export Complete Index History

Select Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Selected Period: 01 February 2013 to 03 February 2014

Export Current Statistics

Index Level Data

	Level	Date
Current	322.40	03-Feb-2014
High	445.77	06-Feb-2013
Low	308.40	19-Dec-2013
Start	311.26	31-Dec-2013
End	322.40	03-Feb-2014

Risk Measures

Volatility	23.54%
Sharpe Ratio	-1.18
Maximum Drawdown	-30.82%
Monthly Maximum Drawdown	-8.15%
Embedded Index Fee	---

Return Statistics

Annualized Return	-27.23%
Number of Positive Months	4
Number of Negative Months	9

Return

Daily Return	1.52%
Month to Date Return	---
Quarter To Date Return	1.32%
Year To Date Return	1.32%
3 Month Return	-5.51%
6 Month Return	-4.00%
1 Year Return	-27.38%
3 Year Return	-14.30%
5 Year Return	41.57%


Index Levels**
100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14
Selected Start Date: 02-01-2013 Selected End Date: 02-03-2014

Monthly and Annual Return Statistics

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
2014	2.03	0.36	—	—	—	—	—	—	—	—	—	—	3.08

2013	—	-5.82	0.77	-6.89	-5.58	-12.11	5.16	5.16	-5.40	0.03	-6.02	-3.55	-23.14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.

The final column reflects the performance of the index for the year displayed.

These returns may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the monthly and annual returns displayed in the future. Past performance is not indicative of future returns.

** - As of the date shown above, the index was calculated based on a level for such index set equal to 100 on the date specified at the "Selected Start Date". The Index levels may reflect hypothetical, historical levels and not actual index levels. There is no guarantee that the Index will achieve the return displayed in the chart above in the future.

Index Level Data
Current: Current refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
High: High refers to the highest closing level of the index during the time period selected, with the date on which such highest closing level occurs indicated under the "Date" column next to the High level. The High Level may be a hypothetical, historical level and not an actual level of the Index. There is no guarantee that the Index will achieve the High Level in the future.
Low: Low refers to the lowest closing level of the index during the time period selected, with the date on which such lowest closing level occurs indicated under the "Date" column next to the Low level. The Low Level may be a hypothetical, historical level and not an actual level of the Index. The level of the Index could, in the future, decline below the Low Level displayed on this website.
Start: Start refers to the closing level of the index on the first trading day of the time period indicated.
End: End refers to the closing level of the index on the last trading day of the time period indicated.

Risk Measures
Volatility: Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Maximum Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Monthly Maximum Drawdown: Monthly Maximum Drawdown is the highest Maximum Drawdown calculated for each [rolling] monthly period during the specified time period. The Monthly Maximum Drawdown may be based on hypothetical, historical Index levels and not the actual Index levels. The Monthly Maximum Drawdown could, in the future, be larger than the Monthly Maximum Drawdown displayed on this website.
Embedded Index Fee: The levels of the Index are reduced by a daily adjustment factor of 0.80% per annum which may have a considerable impact on the level of the Index.

Return Statistics
Annualized Return: The Annualized Return is the percentage change in the index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Average Monthly Return: Average Monthly Return is the arithmetic average of the Monthly Returns for each [full calendar month][full monthly anniversary period] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Average Monthly Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Average Monthly Return in the future. Past performance is not indicative of future returns.
Average Monthly Return (Positive Months): Average Monthly Return (Positive Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are greater than or equal to zero. The Average Monthly Return (Positive Months) may be based on hypothetical, historical levels and not an actual level of the Index. There is no guarantee that the Average Monthly Return (Positive Months) for a financial instrument linked to the performance of the Index will achieve the Average Monthly Return (Positive Months) displayed on this website.
Average Monthly Return (Negative Months): Average Monthly Return (Negative Months) is calculated in the same manner as the Average Monthly Return, as described above, but only taking into account those monthly returns that are less than zero. The Average Monthly Return (Negative Months) may be based on hypothetical, historical levels and not actual levels of the Index. The Average Monthly Return (Negative Months) could, in the future, decline below the Average Monthly Return (Negative Months) displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Number of Negative Months: The Number of Negative Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that less than zero. The Number of Negative Months may be based on hypothetical, historical levels and not actual levels of the Index. The Number of Negative Months during the term of a financial instrument linked to the performance of the Index may be greater than the Number of Negative Months displayed on this website.

Return
Daily Return: The Daily Return is the return of the index from the trading day that is 2 [trading][business] days immediately preceding the current day to the [trading][business] day immediately preceding the current day. The Daily Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Daily Return in the future. Past performance is not indicative of future returns.
Month to Date Return: The Month to Date Return is the return of the index from the [first [trading][business][] day of the current calendar month to the trading day immediately preceding the date [Note: may need to change this to start from the end of the previous calendar month]. The Month to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Month to Date Return in the future. Past performance is not indicative of future returns.
Quarter to Date Return: The Quarter to Date Return is the return of the index from the first [trading][business] day of the current calendar quarter to the trading day immediately preceding the date[Note: may need to change this to start from the end of the previous calendar quarter]. The Quarter to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Quarter to Date Return in the future. Past performance is not indicative of future returns.
Year to Date Return: The Year to Date Return is the return of the index from the first [trading][business] day of the current calendar year to the trading day immediately preceding the date [Note: may need to

change this to start from the end of the previous calendar month]. The Year to Date Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Year to Date Return in the future. Past performance is not indicative of future returns.
3M Return: The 3 Month Return is the trailing return of the index over the past 3 month period ending in the last trading day immediately preceding the date. The 3 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 3 Month Return in the future. Past performance is not indicative of future returns.
6M Return: The 6 Month Return is the trailing return of the index over the past 6 month period ending in the last trading day immediately preceding the date. The 6 Month Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 6 Month Return in the future. Past performance is not indicative of future returns.
1Y Return: The 1 Year Return is the trailing return of the index over the past 1 Year period ending in the last trading day immediately preceding the date. The 1 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 1 Year Return in the future. Past performance is not indicative of future returns.
2Y Return: The 2 Year Return is the trailing return of index over the past 2 Year period ending in the last trading day immediately preceding the date, and is not annualized. The 2 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 2 Year Return in the future. Past performance is not indicative of future returns.
5Y Return: The 5 Year Return is the trailing return of index over the past 5 year period ending in the last trading day immediately preceding the date, and is not annualized. The 5 Year Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the 5 Year Return in the future. Past performance is not indicative of future returns.

Analysis & Comparison
Current Level: The Current Level refers to the closing level of the index as of the trading day immediately preceding the date you have accessed this website.
Price Date: The Price Date is the trading day immediately preceding the current day
Annualized Return: The Annualized Return is the percentage change in the Index from the first day of the specified time period to the last day of the specified time period and annualized. The Annualized Return may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the index will achieve the Annualized Return in the future. Past performance is not indicative of future returns.
Return for Period: The Return for Period is the trailing return of the over the time period specified. The Return for Period may be based on hypothetical, historical index levels and not actual index levels. There is no guarantee that the Index will achieve the Return for Period in the future.
Best Month Return: The Best Month Return is the highest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period. The Best Month Return may be based on a hypothetical, historical performance and not actual performance of the Index. There is no guarantee that the Index will achieve the Best Month Return in the future.
Worst Month Return: The Worst Month Return is the lowest Monthly Return of the Index of all [full calendar months][full monthly anniversary periods] during the specified time period. For a given monthly period the Monthly Return is the percentage change in the index during the monthly period over a given period of time. The Worst Month Return may be based on hypothetical, historical performance and not actual performance of the Index. The performance of the Index could, in the future, generate a return that is lower than the Worst Month Return displayed on this website.
Number of Positive Months: The Number of Positive Months is the number of [full calendar months] [full monthly anniversary periods] during the specified time period in which the index had returns that are greater than or equal to zero. The Number of Positive Months may be based on hypothetical, historical levels and not on an actual level of the Index. There is no guarantee that the Number of Positive Months that occur during the term of the financial instrument will achieve the Number of Positive Months displayed on this website.
Annualized Volatility: The Annualized Volatility refers to the standard deviation of the daily logarithmic returns of the index over the time period specified and annualized. Volatility is a widely used measure to express the risk of the financial instrument over the specified time period. Compared to conventional arithmetic return calculations, logarithmic returns are generally lower for positive returns and generally have higher magnitude for negative returns. The volatility calculations include hypothetical, historical back-tested information that has inherent limitations. No representation is made that in the future the Index will have the Volatility shown. Actual annualized Volatility may vary materially from the analysis implied in this hypothetical, historical calculation.
Sharpe Ratio: The Sharpe Ratio is a measure that aims to capture the potential return of an index per unit of risk. For a given index and a specified time period, it is calculated by dividing the Annualized Return for the specified time period by the Volatility for the specified time period. The Sharpe Ratio calculation may contain components with hypothetical, historical back-tested information that have inherent limitations. No representation is made that in the future the Index will have the Sharpe Ratio shown. The actual Annualized Return and the Volatility and, accordingly, the Sharpe Ratio, may vary materially from the analysis implied in any hypothetical, historical calculation.
Max Drawdown: Maximum Drawdown is the percentage change in the index from the highest value reached over the specified time period to the lowest value reached over the specified time period. The Maximum Drawdown may be based on hypothetical, historical index levels and not actual index levels. The Maximum Drawdown could, in the future, be larger than the Maximum Drawdown displayed on this website.
Time to Recovery: The Time to Recovery is the [longest sub period during the specified time period from any day on which the index begins to decline to the first day on which the level of the index returns to the level it had at the beginning of the decline.] [This field will be left blank if the level of the index as of the current day is lower than the highest level reached by the index over the specified time period.] The Time to Recovery may be based on hypothetical, historical performance and not actual performance of the Index. The Time to Recovery could, in the future, be significantly longer than the Time to Recovery displayed on this website.

Volatility %: Reflects the volatility of the Index for the time period selected. The actual one month, three month, six month and one year volatility may be much different than the volatility displayed for any such period in the chart above
Drawdown: Reflects the percentage change in each index during the specified timeframe. Each index has the drawdown set at zero percent at the beginning of the time period set forth in the chart above. The drawdown may be based on hypothetical, historical index levels and not the actual index levels. The applicable drawdown could, in the future, be larger than the drawdown displayed on this website and, accordingly, could be larger than the drawdown for any other index or investment strategy displayed on this chart

(2) Short Summary of the Risks

- The Index and underlying strategies have limited operating history.
- The reported level of the Index and most of the underlying strategies will include the deduction of an adjustment factor.
- The Index may not be successful, may not outperform any alternative strategy or achieve its 5% target volatility.
- The portfolio of underlying strategies may not be a diversified portfolio.
- The Index involves monthly rebalancing and caps the sum of the weights of all underlying strategies, at rebalance, to 200%. It is possible, although unlikely, for the weight of a single underlying strategy to be close to 200%.
- There are risks associated with momentum, carry, mean reversion or short volatility investment strategies.
- The Index comprises only notional assets and liabilities. Some underlying strategies include notional short positions.
- Correlation of performances among the underlying strategies may reduce the performance of the Index.
- The Index is an excess return index and reflects the performance of unfunded or uncollateralized investments in the assets underlying the Index.
- Commodity futures contracts underlying some of the strategies are subject to uncertain legal and regulatory regimes.
- Our affiliate, J.P. Morgan Securities plc ("JPMS plc"), is the Sponsor and Calculation Agent for the Index and underlying strategies. JPMS plc may adjust the Index or any underlying strategy in a way that affects its level.
- The Index is subject to risks associated with currency exchange, interest rates, non-US securities markets and the use of leverage and futures contracts.

(3) General Disclaimers

JPMorgan Chase & Co. ("J.P. Morgan") has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the "SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, the relevant term

- JPMorgan JPMCCI Precious Metals Total Return Index | Index Family : J.P. Morgan Commodity Curve Index

Return to List Page | Indices Home

Asset Class	Commodity	**Region**	Multi Region	**Strategy Style**	Traditional Beta	**Strategy Type**	Access Beta	**Currency**	USD
Risk Method	None	**Bloomberg ID**	JMCXPMTR	**Reuters ID**		**Core Index**	No		

Description: JPMorgan Commodity Curve Index (JPMCCI) Precious Metals Total Return Index

SUMMARY | ANALYSIS & COMPARISIONS

View and Filter Report for Various Time Periods

Time Period: 1 Year | Start Date: dd-mmm-yyyy | End Date: dd-mmm-yyyy | OK

Compare with: (•) None ( ) Reference Indices ( ) Custom

Index Performance

Index Name	Current Level	Price Date	Annualized Return	Return for Period	Number of Positive Months	Annualized Volatility	Sharpe Ratio	Max Drawdown	Time to Recovery
JPMorgan JPMCCI Precious Metals Total Return Index	322.40	03-Feb-2014	-27.23%	-27.36%	4	23.54%	-1.16	-30.82%	--

Index Levels**


100
96
92
88
84
80
76
72
68
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

Volatility(%)

( ) 1 M ( ) 3 M ( ) 6 M (•) 1 Yr

Drawdown


24%
23%
22%
21%
20%
19%
18%
17%
Feb 13
Apr 13
Jun 13
Aug 13
Oct 13
Dec 13
Feb 14

(1) Calculation descriptions

The first twelve columns reflect the performance of the index from the first trading day of the month displayed to the last trading day of that month.